SUPPLEMENT TO THE
FIDELITY SHORT-TERM BOND FUND AND
FIDELITY INVESTMENT GRADE BOND FUND
JUNE 21, 1997
PROSPECTUS
The following information supplements the information found on page 12 under "Investment Principles and Risks".
In managing bond funds, FMR selects a benchmark index which is representative of the portion of the bond market in which the fund invests. FMR uses the benchmark index as a guide in structuring the fund and selecting its investments. The benchmark index for Fidelity Short-Term Bond is the Lehman Brothers 1-3 Year Government/Corporate Bond Index, a market value weighted benchmark of government and corporate fixed-rate debt issues with maturities between one and three years. The benchmark index for Fidelity Investment Grade is the Lehman Brothers Aggregate Bond Index, a market value weighted benchmark of investment-grade fixed-rate debt issues with maturities of at least one year. FMR manages each fund to have similar overall interest rate risk to its respective Index.